SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      JANUARY 12, 2000
                                                --------------------------------


                                 GLOBESPAN, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



      DELAWARE                           000-26401              75-2658218
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
of Incorporation)                        File Number)       Identification No.)


100 Schultz Drive
RED BANK, NEW JERSEY                                               07701
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (732) 345-7500
                                                   --------------




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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

          In a press release issued January 12, 2000, GlobeSpan, Inc., a Delaware corporation (the "Company"), announced that it entered into a merger agreement among the Company, FTI Acquisition Corp., a New Jersey corporation and a wholly-owned subsidiary of the Company ("FTI Acquisition"), and Ficon Technology, Inc., a New Jersey corporation ("Ficon"), pursuant to which FTI Acquisition will be merged (the "Ficon Merger") with and into Ficon with Ficon being the surviving corporation in the merger. In the Ficon Merger, the Company will issue to Ficon stockholders 320,000 shares of the Company's common stock, par value $.001 per share ("Common Stock"), and will pay to those stockholders $5.0 million in cash, less certain expenses of Ficon. The Company will also issue 333,333 additional shares of common stock to Ficon stockholders, to be held in escrow until certain performance goals are met by Ficon. The closing of the Ficon Merger is subject to the parties' compliance with customary conditions to closing.

          In a press release issued January 24, 2000, the Company, announced that it entered into a asset purchase agreement between the Company and PairGain Technologies, Inc., a Delaware corporation ("PairGain"), pursuant to which the Company will purchase (the "PairGain Purchase") all of the assets of PairGain used in or necessary to conduct the business of PairGain's microelectronics group, designers of integrated circuits and software for digital subscriber line applications. In the PairGain Purchase, the Company will issue to PairGain 1,081,197 shares of the Common Stock and a $90.0 million subordinated redeemable convertible note The closing of the PairGain Purchase is subject to the parties' compliance with customary conditions to closing.

          The foregoing description of the Ficon Merger, the PairGain Purchase and the related press releases is qualified in its entirety by reference to the press release relating to the Ficon Merger, a copy of which is attached as
Exhibit 99.1 hereto and incorporated by reference herein, and the press release relating to the PairGain Purchase, a copy of which is attached as Exhibit 99.2 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.



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


(c)      Exhibits.

         EXHIBIT    DESCRIPTION
         NO.
         -------

         99.1       Press release issued by the Company on January 12, 2000.

         99.1       Press release issued by the Company on January 24, 2000.






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



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLOBESPAN, INC.


                                   By: /s/ Robert McMullan
                                   Name:  Robert McMullan
                                   Title: Chief Financial Officer, Vice
                                          President, Treasurer and Secretary

Date:  January 26, 2000






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


                                  EXHIBIT INDEX

         EXHIBIT    DESCRIPTION
         NO.
         -------

         99.1       Press release issued by the Company on January 12, 2000.

         99.1       Press release issued by the Company on January 24, 2000.





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